UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 7, 2019

Date of Report (Date of earliest event reported)

Sophiris Bio Inc.
(Exact name of registrant as specified in its charter)

British Columbia	001-36054	98-1008712
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1258 Prospect Street La Jolla, CA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 777-1760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On March 11, 2019, Sophiris Bio Inc. issued a press release announcing its financial results for the three months and year ended December 31, 2018. A copy of this press release is furnished herewith as Exhibit 99.1. Pursuant to the rule and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and in this Item 2.02 have been furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liability under that section nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing regardless of any general incorporation language.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 7, 2019, the Company received a letter (the “Notice”) from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that for the last 30 consecutive business days prior to the date of the Notice, the market value of the Company’s listed securities was less than $35 million and therefore the Company did not meet the requirement for continued listing on The Nasdaq Capital Market as required by Nasdaq Listing Rule 5550(b)(2) (the “Market Value Rule”) or the alternative requirements under Nasdaq Listing Rules 5550(b)(1) and 5550(b)(3). In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has 180 calendar days, or until September 3, 2019, to regain compliance with the Market Value Rule. The Company will regain compliance with the Market Value Rule if the market value of the Company’s listed securities closes at or above $35 million for a minimum of 10 consecutive business days anytime during the 180-day compliance period.

The Notice does not have an immediate effect on the listing of the Company’s common shares and the Company’s common shares will continue to trade on The Nasdaq Capital Market under the symbol “SPHS”.

The Company is considering actions that it may take in response to the Notice in order to regain compliance with the Market Value Rule.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated March 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sophiris Bio Inc.

Dated: March 13, 2019
	By:	/s/ Peter Slover
Peter Slover
Chief Financial Officer